                                                                   EXHIBIT 10.32

================================================================================

                         REGISTRATION RIGHTS AGREEMENT



                           Dated as of June 4, 1998



                                     Among



                      AMERICAN TOWER SYSTEMS CORPORATION

                                   as Issuer

                                      and


                    CREDIT SUISSE FIRST BOSTON CORPORATION

                        CONSECO LIFE INSURANCE COMPANY

                    AMERICAN TRAVELLERS LIFE INSURANCE CO.

                     GREAT AMERICAN RESERVE INSURANCE CO.


                             as Initial Purchasers

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

1.   Definitions...........................................................  1

2.   Exchange Offer........................................................  5

3.   Shelf Registration....................................................  9

4.   Additional Dividends.................................................. 11

5.   Registration Procedures............................................... 11

6.   Registration Expenses................................................. 21

7.   Indemnification....................................................... 23

8.   Rules 144 and 144A.................................................... 26

9.   Underwritten Registrations............................................ 27

10.  Representations and Warranties........................................ 27

11.  Miscellaneous......................................................... 29
     (a)    No Inconsistent Agreements..................................... 29
     (b)    Adjustments Affecting Registrable Preferred Stock.............. 29
     (c)    Amendments and Waivers......................................... 29
     (d)    Notices........................................................ 30
     (e)    Successors and Assigns......................................... 31
     (f)    Counterparts................................................... 31
     (g)    Headings....................................................... 31
     (h)    Governing Law.................................................. 31
     (i)    Severability................................................... 32
     (j)    Securities Held by the Company or Its Affiliates............... 32
     (k)    Third Party Beneficiaries...................................... 32
     (l)    Entire Agreement............................................... 32

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is dated as of June 4,
                                              ---------
1998, among American Tower Systems Corporation, a Delaware corporation (the "Company"), Credit Suisse First Boston Corporation ("CSFBC"), Conseco Life Insurance Company, American Travellers Life Insurance Co. and Great American Reserve Insurance Co. (individually, an "Initial Purchaser"; together, the
                                         -----------------
"Initial Purchasers").
-------------------

     This Agreement is entered into in connection with the Securities Purchase Agreement, dated as of June 4, 1998, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the issuance of the
                 ------------------
Company's Series A Redeemable Preferred Stock, par value $.01 per share (the "PIK Preferred Stock"). In order to induce the Initial Purchasers to enter into
--------------------
the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the PIK Preferred Stock under the Purchase Agreement.

     The parties hereby agree as follows:

      1.  Definitions.
          -----------

     As used in this Agreement, the following terms shall have the following meanings:

     Additional Dividends:  See Section 4 hereof.
     --------------------

     Advice:  See Section 5 hereof.
     ------

     Agreement:  See the introductory paragraphs hereto.
     ---------

     Applicable Period:  See Section 2(b) hereof.
     -----------------

     Certificate of Designation:  The Certificate of Designation governing the
     --------------------------
Underlying Preferred Stock as filed with the

Secretary of State of the State of Delaware, as amended from time to time.

     Certificate Shares:  See Section 10 hereof.
     ------------------

     Closing Date:  The Closing Date as defined in the Purchase Agreement.
     ------------

     Company:  See the first introductory paragraph hereto.
     -------

     CFCBC:  See the first introductory paragraph hereto.
     -----

     Depositary:  The Depository Trust Company until a successor is appointed by
     ----------
the Company and the Transfer Agent.

     Effectiveness Date:  Not later than the 335th day after the Issue Date or,
     ------------------
in the case of a Shelf Registration Statement that is filed after the 245th day after the Issue Date in accordance with the terms hereof, not later than the 90th day after a Shelf Registration Trigger.

     Effectiveness Period:  See Section 3 hereof.
     --------------------

     Event Date:  See Section 4 hereof.
     ----------

     Exchange Act:  The Securities Exchange Act of 1934, as amended, and the
     ------------
rules and regulations of the SEC promulgated thereunder.

     Exchange Debentures:  The Company's Subordinated Exchange Debentures due
     -------------------
2010 issuable in exchange for the Underlying Preferred Stock or the Exchange Preferred Stock.

     Exchange Offer:  See Section 2(a) hereof.
     --------------

     Exchange Preferred Stock:  See Section 2(a) hereof.
     ------------------------

     Exchange Registration Statement:  See Section 2(a) hereof.
     -------------------------------

     Filing Date:  Not later than the 245th day after the Issue Date or, in the
     -----------
case of a Shelf Registration Statement not later than the 30th day after a Shelf Registration Trigger, if later.

     Global Certificate:  See Section 10 hereof.
     ------------------

     Holder: Any holder of shares of Registrable Preferred Stock.
     ------

     Indemnified Person:  See Section 7(c) hereof.
     ------------------

     Indemnifying Person:  See Section 7(c) hereof.
     -------------------

     Initial Purchaser:  See the first introductory paragraph hereto.
     -----------------

     Initial Purchasers:  See the first introductory paragraph hereto.
     ------------------

     Initial Shelf Registration:  See Section 3(a) hereof.
     --------------------------

     Inspectors:  See Section 5(n) hereof.
     ----------

     Interim Financing Maturity Date.  The date that is 365 days from the Issue
     -------------------------------
Date.

     Issue Date:  The date on which PIK Preferred Stock was first issued and
     ----------
sold to the Initial Purchasers pursuant to the Purchase Agreement.

     NASD:  See Section 5(s) hereof.
     ----

     Participant:  See Section 7(a) hereof.
     -----------

     Participating Broker-Dealer:  See Section 2(b) hereof.
     ---------------------------

     Person:  An individual, partnership, corporation, limited liability
     ------
company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

     PIK Preferred Stock.  See second introductory  paragraph hereto.
     -------------------

     Prospectus:  The prospectus included in any Registration Statement
     ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     Purchase Agreement:  See the second introductory paragraph hereto.
     ------------------

     Records:  See Section 5(n) hereof.
     -------

     Registrable Preferred Stock:  Each share of Underlying Preferred Stock upon
     ---------------------------
original issuance thereof and at all times subsequent thereto and each share of Exchange Preferred Stock as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Preferred Stock as to which Section 2(c)(iv) hereof is applicable, the Exchange Registration Statement) covering such shares of Underlying Preferred Stock or Exchange Preferred Stock, as the case may be, has been declared effective by the SEC and such shares of Underlying Preferred Stock or Exchange Preferred Stock, as the case may be, have been disposed of in accordance with such effective Registration Statement, (ii) such shares of Underlying Preferred Stock or Exchange Preferred Stock, as the case may be, are sold in compliance with Rule 144 or could (except with respect to affiliates of the Company within the meaning of the Securities Act) be sold in compliance with paragraph (k) of such Rule 144, (iii) in the case of Exchange Preferred Stock, such shares of Exchange Preferred Stock have been issued pursuant to an Exchange Offer upon exchange of PIK Preferred Stock and may be resold without restriction under state and federal securities laws, or (iv) such shares of Underlying Preferred Stock or Exchange Preferred Stock, as the case may be, cease to be outstanding. For purposes of this Agreement and the registration requirements contained herein, Registrable Preferred Stock shall be deemed to include, and all Registration Statements required to be filed in accordance with the terms of this Agreement shall cover, the Exchange Debentures into which any Registrable Preferred Stock is exchangeable.

     Registration Statement:  Any registration statement of the Company,
     ----------------------
including, but not limited to, the Exchange Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     Rule 144:  Rule 144 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

     Rule 144A:  Rule 144A promulgated under the Securities Act, as such Rule
     ---------
may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

     Rule 415:  Rule 415 promulgated under the Securities Act, as such Rule may
     --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

     SEC:  The Securities and Exchange Commission.
     ---

     Securities Act:  The Securities Act of 1933, as amended, and the rules and
     --------------
regulations of the SEC promulgated thereunder.

     Shelf Notice:  See Section 2(c) hereof.
     ------------

     Shelf Registration:  See Section 3(b) hereof.
     ------------------

     Shelf Registration Trigger:  See Section 2(c) hereof.
     --------------------------

     Subsequent Shelf Registration: See Section 3(b) hereof.
     -----------------------------

     Transfer Agent:  The Transfer Agent for the Exchangeable Preferred Stock
     --------------
and/or the Exchange Preferred Stock as the context may require.

     TIA.  The Trust Indenture Act of 1939, as amended, and the rules and
     ---
regulations of the SEC promulgated thereunder.

     Underlying Preferred Stock:  The Company's Exchange Pay-In-Kind Preferred
     --------------------------
Stock, par value $.01 per share, issuable in exchange for the PIK Preferred Stock as contemplated in the Certificate of Designation of the PIK Preferred Stock.

     Underwritten registration or underwritten offering:  A registration in
     --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

      2.  Exchange Offer
          --------------

     (a) The Company shall file with the SEC no later than the Filing Date, an offer to exchange (the "Exchange Offer") any and all shares of the PIK Preferred
                        --------------
Stock for shares (with a liquidation preference equal to that of the surrendered shares) of another series of preferred stock of the Company (the "Exchange Preferred Stock") that will have terms identical in all material respects to the Underlying Preferred Stock except that (i) the Exchange Preferred Stock shall have been registered pursuant to an effective Registration Statement under the Securities Act and the certificates therefor shall not contain terms with respect to transfer restrictions and shall contain no restrictive legend thereon and (ii) the certificate of designation governing such Exchange Preferred Stock does not need to contain the provisions set forth in the Certificate of Designation concerning Additional Dividends including, without limitation,
Section 3(c) thereof. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement")
                                             -------------------------------
and shall comply in all material respects with all applicable tender offer rules and regulations under the Exchange Act. The Company agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders and in any event through the close of business on the Interim Financing Maturity Date; and (z) consummate the Exchange Offer on the Interim Financing Maturity Date. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Preferred Stock thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Preferred Stock received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Preferred Stock in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of the Company within the meaning of the Securities Act. Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Exchange Preferred Stock held by Participating Broker-Dealers, and the Company shall have no further obligation to register Registrable Preferred Stock (other than in respect of any Exchange Preferred Stock as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the Exchange Preferred Stock (and the Exchange Debentures) shall be included in the Exchange Registration Statement.

     (b) The Company shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, that shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Preferred Stock received by such broker-dealer (a "Participating Broker-Dealer")
                                                   ---------------------------
in the Exchange Offer (other than with respect to any shares of Exchangeable Preferred Stock acquired by them and having, or that is reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Preferred Stock.

     The Company shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Preferred Stock; provided, however,
                                                            --------  -------
that such period shall not exceed 180 days after the Exchange Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").
                      ---------               -----------------

     Dividends on the Exchange Preferred Stock will accumulate from the last dividend payment date on which dividends were paid (or deemed paid through the issuance of additional shares) on the PIK Preferred Stock surrendered in exchange therefor.

     In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (3) permit Holders to withdraw tendered shares of PIK Preferred Stock at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open;

          (4) maintain the Exchange Offer open through the close of business on the Interim Financing Maturity Date; and

          (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

     On the Interim Financing Maturity Date after the close of the Exchange Offer the Company shall:

          (1) accept for exchange all shares of PIK Preferred Stock tendered and not validly withdrawn pursuant to the Exchange Offer;

          (2) deliver to the Transfer Agent for cancellation and retirement certificates representing all shares of PIK Preferred Stock so accepted for exchange; and

          (3) cause the Transfer Agent to countersign and deliver promptly to each Holder of shares of PIK Preferred Stock, certificates for the shares of Exchange Preferred Stock equal in liquidation preference to the shares of PIK Preferred Stock of such Holder so accepted (including the applicable redemption premium) for exchange.

     (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company is not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated by the Interim Financing Maturity Date, (iii) the Holders of not less than a majority of shares of the Registrable Preferred Stock determine that the interests of the Holders would be adversely affected by consummation of the Exchange Offer (in which event the Company shall not proceed with or consummate the Exchange Offer), or
(iv) any Holder does not participate in the Exchange Offer, or the Company determines, or a Holder notifies the Company that, after the Exchange Offer, a Holder would not receive Exchange Preferred Stock on the date of the exchange that may be sold without restriction under state and federal securities laws (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), then in the case of each of clauses (i) to and including (iv) of this sentence (each event described in such clauses, a "Shelf Registration Trigger"), the Company shall promptly deliver to
            --------------------------
the Holders written notice thereof (the "Shelf Notice") and shall file a Shelf
                                         ------------
Registration pursuant to Section 3 hereof. Notice by a Holder to the Company that it does not intend to participate in the Exchange Offer shall also be treated as a Shelf Registration Trigger under clause (iv) as of the notice date (which may be prior to commencement of the Exchange Offer or the Effectiveness Date).

     (d) Anything in this Section to the contrary notwithstanding, the Company shall not be required to (i) file or have declared effective any Exchange Registration Statement (ii) proceed with or consummate any Exchange Offer or
(iii) otherwise comply with the provisions of this Section 2, if a Shelf Registration Trigger of the nature described in Section 2(c)(iii) shall have occurred.

      3.  Shelf Registration
          ------------------

     Upon the occurrence of a Shelf Registration Trigger:

     (a) Shelf Registration.  The Company shall as promptly as reasonably
         ------------------
practicable (but in no event shall such filing be required earlier than the Filing Date) file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Preferred Stock or, in the case of a Shelf Registration Trigger pursuant to clause (iv), such shares as are the subject of the Company's determination or held by such Holder as described therein (the "Initial Shelf Registration").
                                               --------------------------
The Company shall use its best efforts to file with the SEC the Initial Shelf Registration on or prior to the Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Preferred Stock for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Registrable Preferred Stock (or Exchange Debentures, as the case may be) to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

     The Company shall use its best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is two years from the Effectiveness Date, subject to extension pursuant to the last paragraph of
Section 5 hereof, or such shorter period ending when (i) all the shares of Registrable Preferred Stock covered by the Initial Shelf

Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration, (ii) the date on which all the Registrable Preferred Stock held by persons who are not affiliates of the Company may be resold pursuant to Rule 144(k) under the Securities Act, or (iii) a Subsequent Shelf Registration covering all of the Registrable Preferred Stock has been declared effective under the Securities Act (the "Effectiveness Period").
                                         --------------------

     (b) Subsequent Shelf Registrations.  If the Initial Shelf Registration or
         ------------------------------
any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Preferred Stock (a "Subsequent Shelf Registration"). If a
                                    ------------------------------
Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective or, if less, the number of days until there are no shares of Registrable Preferred Stock outstanding. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any
          ------------------
Subsequent Shelf Registration.

     (c) Supplements and Amendments.  The Company shall promptly supplement and
         --------------------------
amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority of shares of the Registrable Preferred Stock covered by such Registration Statement or by any underwriter of such Registrable Preferred Stock.

     4.  Additional Dividends
         --------------------

     The Company and the Initial Purchasers agree that the Holders of Underlying Preferred Stock will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay, as liquidated damages, additional dividends on the Underlying Preferred Stock ("Additional Dividends") under the circumstances and
                             --------------------
to the extent set forth in the Certificate of Designation. The Company shall notify the Transfer Agent within one business day after each and every date on which an event occurs in respect of which Additional Dividends are required to be paid (an "Event Date"). Any Additional Dividends will be payable in
             ----------
accordance with the Certificate of Designation on the next following dividend payment date.

     5.  Registration Procedures
         -----------------------

     In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

     (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however,
                                                          --------  -------
that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Holders of the Registrable Preferred Stock covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case where possible at least five business days prior to such filing and where not possible as promptly as possible). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate liquidation preference of the shares of Registrable Preferred Stock covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object.

     (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Applicable Period if it voluntarily takes any action that would result in selling Holders of the Registrable Preferred Stock covered thereby or Participating Broker-Dealers seeking to sell Exchange Preferred Stock not being able to sell such Registrable Preferred Stock or such Exchange Preferred Stock during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

     (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any

Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, notify the selling Holders of shares of Registrable Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two business days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) (A) of the receipt of any written comments by the SEC or its staff, (B) of the request by the SEC or its staff for amendments or supplements to a Registration Statement of a Prospectus, or (C) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Preferred Stock or resales of Exchange Preferred Stock by Participating Broker-Dealers the representations and warranties of the Company contained in any agreement (including any underwriting agreement), contemplated by Section 5(m) hereof cease to be true and correct in all material respects, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Preferred Stock to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

     (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Preferred Stock to be sold by any Participating Broker-Dealer, for sale in any jurisdiction and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

     (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), or the Holders of a majority of aggregate the liquidation preference of the Registrable Preferred Stock being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement.

     (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange

Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, furnish to each selling Holder of Registrable Preferred Stock and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

     (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, deliver to each selling Holder of Registrable Preferred Stock, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Preferred Stock or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Preferred Stock covered by, or the sale by Participating Broker-Dealers of the Exchange Preferred Stock pursuant to, such Prospectus and any amendment or supplement thereto.

     (h) Prior to any public offering of Registrable Preferred Stock or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, to use its reasonable best efforts to register or qualify, to the extent required by applicable law, and to cooperate with the selling Holders of a Registrable Preferred

Stock or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Preferred Stock or offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where Exchange
                                 --------  -------
Preferred Stock held by Participating Broker-Dealers or Registrable Preferred Stock is offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Preferred Stock held by Participating Broker-Dealers or the Registrable Preferred Stock covered by the applicable Registration Statement; provided,
                                                                  --------
however, that the Company shall not be required to qualify as a foreign
-------
corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation generally in any jurisdiction.

     (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Preferred Stock and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Registrable Preferred Stock to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such shares of Registrable Preferred Stock to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request.

     (j) Use its reasonable best efforts to cause the Registrable Preferred Stock covered by the Shelf Registration Statement or Exchange Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Preferred Stock, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

     (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(ii)(C), 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Preferred Stock being sold thereunder or to the purchasers of the Exchange Preferred Stock to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (l) Prior to the effective date of the first Registration Statement relating to the Registrable Preferred Stock, (i) provide the Transfer Agent with certificates for the Registrable Preferred Stock in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Preferred Stock.

     (m) In connection with any underwritten offering of Registrable Preferred Stock pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock and take all such other actions as are reasonably requested by the managing underwriter or underwriters; in order to expedite or facilitate the registration or the disposition of such Registrable Preferred Stock and, in such connection,
(i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of preferred stock similar to the Registrable Preferred Stock and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of preferred stock similar to the Exchangeable Preferred Stock and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate liquidation preference of shares of Registrable Preferred Stock covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

     (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Preferred Stock during the Applicable Period, make available for inspection by any selling Holder of such Registrable Preferred Stock being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Preferred Stock, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business
 ----------
hours at such time or times as shall be mutually convenient for the Company and the Inspectors as a group, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any
 -------
applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and any Records that it notifies the Inspectors are confidential shall not be disclosed by any Inspector unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement or any transactions contemplated hereby or arising hereunder or (iv) the information in such Records has been made generally available to the public other than through the acts of such Inspector. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Registrable Preferred Stock and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense.

     (o) Provide (A) the Holders of the Registrable Preferred Stock to be included in such registration statement and not more than one counsel for all the Holders of such Registrable Preferred Stock, (B) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, thereof, (D) each Participating Broker-Dealer, and (E) one counsel for such underwriters or agents and Participating Broker-Dealers, if any, reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto;

     (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Preferred Stock is sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

     (q) Upon consummation of an Exchange Offer, obtain an opinion of counsel to the Company, in a form customary for underwritten transactions, addressed to the Transfer Agent for the benefit of all Holders of Registrable Preferred Stock participating in the Exchange Offer that the Exchange Preferred

Stock is duly authorized, validly issued, fully paid and non-assessable.

     (r) If an Exchange Offer is to be consummated, upon delivery of shares of Registrable Preferred Stock by Holders to the Company (or to such other Person as directed by the Company) in exchange for shares of Exchange Preferred Stock, the Company shall mark, or cause to be marked, on the certificates representing such shares of Registrable Preferred Stock that such shares of Registrable Preferred Stock are being cancelled in exchange for the Exchange Preferred Stock.

     (s) Cooperate with each seller of Registrable Preferred Stock covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Preferred Stock and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), including if the Rules of Fair Practice
                               ----
and the By-Laws of the NASD or any successor thereto, as amended from time to time (including Schedule E thereto) so require, engaging a "qualified independent underwriter" ("QIU") as contemplated therein and making Records available to such QIU as though it were a participating underwriter for the purposes of Section 5(n) and otherwise applying the provisions of this Agreement to such QIU (including indemnification) as though it were a participating underwriter.

     (t) Provide an indenture trustee for the indenture relating to the Exchange Debentures (the "Exchange Indenture") and cause the Exchange Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Preferred Stock; and in connection therewith, cooperate with the trustee under the Exchange Indenture and the Holders of the Registrable Preferred Stock to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Exchange Indenture to be so qualified in a timely manner.

     (u) Use its reasonable best efforts to cause the Registrable Preferred Stock covered by a Registration Statement or the Exchange Preferred Stock, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority of shares of Registrable Preferred Stock covered by such Registration Statement or the Exchange Preferred Stock, as the case may be, or the managing underwriter or underwriters, if any.

     (v) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Preferred Stock and/or Registrable Preferred Stock covered by a Registration Statement contemplated hereby.

     The Company may require each seller of Registrable Preferred Stock as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Preferred Stock as the Company may, from time to time, reasonably request to the extent necessary to comply with the Securities Act. The Company may exclude from such registration the Registrable Preferred Stock of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     Each Holder of Registrable Preferred Stock and each Participating Broker-Dealer agrees by acquisition of such Registrable Preferred Stock or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii)(C), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Preferred Stock covered by such Registration Statement or Prospectus or Exchange Preferred Stock to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section

5(k) hereof, or until it is advised in writing (the "Advice") by the Company
                                                     ------
that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Company shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Preferred Stock covered by such Registration Statement or Exchange Preferred Stock to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

      6.  Registration Expenses
          ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Registration Statement or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Preferred Stock and determination of the eligibility of the Registrable Preferred Stock for investment under the laws of such jurisdictions as provided in Section 5(h) hereof, in the case of Registrable Preferred Stock or Exchange Preferred Stock to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Preferred Stock in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority of shares of the Registrable Preferred Stock included in any Registration Statement or sold by any Participating Broker-Dealer as the case may be, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and fees and disbursements of special counsel for the sellers of Registrable Preferred Stock (subject to the provisions of Section 6(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (x) the expense of any annual audit, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

     (b) The Company shall reimburse the Holders of the Registrable Preferred Stock being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority of shares of the Registrable Preferred Stock to be included in such Registration Statement and other reasonable out-of-pocket expenses of such Holders of Registrable Preferred Stock incurred in connection with the registration and sale of the Registrable Preferred Stock pursuant to the Exchange Offer.

     7.   Indemnification
          ---------------

     (a) The Company will indemnify and hold harmless each Holder of Registrable Preferred Stock, each Person that participates as an underwriter or sales agent in any sale of such Registered Preferred Stock and each Participating Broker-Dealer selling Exchange Preferred Stock during the Applicable Period (each a "Participant") against any losses, claims, damages or liabilities, joint or several, to which such Participant may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Participant for any legal or other expenses reasonably incurred by such Participant in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided,
                                                                  --------
however, that the Company will not be liable in any such case to the extent that
-------
any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser or Participant specifically for use therein; provided, further, that the Company will not be
                              --------  -------
liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Preferred Stock or Exchange Preferred Stock that is the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Preferred Stock or Exchange Preferred Stock sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5 of this Agreement.

     (b) The Company may require, as a condition to including Registrable Preferred Stock in any Registration Statement, that the related Participant agree severally and not jointly to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities

(or actions in respect hereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the any Registration Statement or Prospectus, or any amendment or supplement thereto, or any related prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participant specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The liability of any Participant under this paragraph shall in no event exceed the net proceeds received by such Participant from sales of Registrable Preferred Stock or Exchange Preferred Stock giving rise to such obligations.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Participants on the other from the offering of the Registrable Preferred Stock or Exchange Preferred Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Participants on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and any Participant on the other shall be deemed to be in the same proportion as the total net proceeds from the initial offering of the Exchangeable Preferred Stock (before deducting expenses) received by the Company bear to the total net proceeds received by such Participant from sales of Registrable Preferred Stock or Exchange Preferred Stock giving rise to such obligations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Participant and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Participant shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Participant from sales of Registrable Preferred Stock or Exchange Preferred Stock exceeds the amount of any damages which such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations in this subsection
(d) to contribute are several in proportion to their respective liquidation preferences of Registrable Preferred Stock or Exchange Preferred Stock registered pursuant to this Agreement, and not joint.

          (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Participant and to each Person, if any, who controls any Participant within the meaning of the Securities Act or the Exchange Act; and the obligations of the Participant under this Section shall be in addition to any liability which the respective Participant otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

     8.   Rules 144 and 144A.
          ------------------

     The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and such rules and regulations and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Preferred Stock, make publicly available annual reports and such information, documents and other reports of the type specified in Sections 13 and 15(d) of the Exchange Act. The

Company further covenants for so long as any Registrable Preferred Stock remains outstanding, to make available to any Holder or beneficial owner of Registrable Preferred Stock in connection with any sale thereof and any prospective purchaser of such Registrable Preferred Stock from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Preferred Stock pursuant to Rule 144A.

     9.   Underwritten Registrations.
          --------------------------

     If any of the Registrable Preferred Stock covered by any Shelf Registration is to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority of shares of such Registrable Preferred Stock included in such offering and reasonably acceptable to the Company.

     No Holder of Registrable Preferred Stock may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Preferred Stock on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     10.  Representations and Warranties.
          ------------------------------

     The Company represents and warrants to, and agrees with, each Initial Purchaser and each of the Holders from time to time of Registrable Securities that:

     (a) Each registration statement covering Registrable Preferred Stock and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to this Agreement and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the SEC, as the case may be, and, in the case of an underwritten offering of Registrable Preferred Stock, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the TIA and the rules and regulations of the SEC and any such registration statement and any amendment thereto will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and any such prospectus or any amendment or supplement thereto will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and at all times subsequent to the time of effectiveness of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to holders of Registrable Preferred Stock pursuant to the last paragraph of Section 5 or Section 5(k) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 5(k) hereof or otherwise gives an Advice, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 5(k) or Section 5(g) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the TIA and the rules and regulations of the SEC and will not include any untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided,
                                                                --------
however, that this representation and warranty does not apply to any statements
-------
or omissions from a registration statement or prospectus (including any preliminary or summary prospectus) based upon written information furnished to the Company by any underwriter, sales agent, Holder or Participating Broker-Dealer specifically for use therein.

     (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the SEC, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will include or included an untrue statement of any material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not
            --------  -------
apply to any statements or omissions from a registration statement or the prospectus (including any preliminary or summary prospectus) based upon written information furnished to the Company by any underwriter, sales agent, Holder or Participating Broker-Dealer specifically for use therein.

     (c) The issuance and sale of the Registrable Preferred Stock did not and will not, and the execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation, order or policy of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Senior Credit Facility as defined in the Purchase Agreement or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which the Company or any such subsidiary has agreed to become bound, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or other constituent document) of the Company or any such subsidiary.


      11. Miscellaneous
          -------------

      (a) No Inconsistent Agreements.  The Company has not, as of the date
          --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Preferred Stock in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggyback registration rights with respect to a Registration Statement.

      (b) Adjustments Affecting Registrable Preferred Stock.  The Company shall
          -------------------------------------------------
not, directly or indirectly, take any action with respect to the Registrable Preferred Stock as a class that would adversely affect the ability of the Holders of Registrable Preferred Stock to include such Registrable Preferred Stock in a registration undertaken pursuant to this Agreement.

      (c) Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and (A) the Holders of not less than a majority of liquidation preference of the then outstanding Registrable Preferred Stock and
(B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority of liquidation preference of the Exchange Preferred Stock held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 11(c) may not
                --------  -------
be amended, modified or supplemented without the prior written consent of the Company and each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable
Preferred Stock or Exchange Preferred Stock, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Preferred Stock whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Preferred Stock may be given by Holders of at least a majority of shares of the Registrable Preferred Stock being sold by such Holders pursuant to such Registration Statement; provided, however, that the
                                                 --------  -------
provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. For purposes only of this subsection (c), "Registrable Preferred Stock" also includes outstanding PIK Preferred Stock that has not yet been exchanged for Registrable Preferred Stock.

      (d) Notices.  All notices and other communications provided for or
          -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

      (1) if to a Holder of the Registrable Preferred Stock or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, on the stock books of the Company with a copy in like manner to the Initial Purchasers as follows:

                    CREDIT SUISSE FIRST BOSTON CORPORATION,
                    CONSECO LIFE INSURANCE COMPANY,
                    AMERICAN TRAVELLERS LIFE INSURANCE CO.,
                    GREAT AMERICAN RESERVE INSURANCE CO.
                    c/o Credit Suisse First Boston Corporation
                    Eleven Madison Avenue
                    New York, New York  10010
                    Facsimile No:  (212) 325-8278
                    Attention:  Investment Banking Department
                                Transactions Advisory Group

     with a copy to:

                    Sullivan & Cromwell
                    125 Broad Street
                    New York, New York  10004
                    Facsimile No:  (212) 558-3588
                    Attention:  John T. Bostelman, Esq.

     (2) if to the Initial Purchasers, at the addresses specified in Section 11(d)(1);

     (3) if to the Company, at the addresses as follows:

                    American Tower Systems Corporation
                    116 Huntington Avenue
                    Boston, Massachusetts  02116
                    Facsimile No:  (617) 375-7575
                    Attention:  Steven B. Dodge

     with copies to:

                    Sullivan & Worcester
                    One Post Office Square
                    Boston, Massachusetts 02109
                    Facsimile No:  (617) 338-2800
                    Attention:  Norman Bikales, Esq.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

     (e) Successors and Assigns.  This Agreement shall inure to the benefit
         ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to
                       --------  -------
the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Preferred Stock.

     (f) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
         -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

     (i) Severability.  If any term, provision, covenant or restriction of
         ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (j) Securities Held by the Company or Its Affiliates. Whenever the consent
         ------------------------------------------------
or approval of Holders of a specified percentage of shares of Registrable Preferred Stock is required hereunder, shares of Registrable Preferred Stock held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (k) Third Party Beneficiaries.  Holders of Registrable Preferred Stock
         -------------------------
and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

     (l) Entire Agreement.  This Agreement, together with the Purchase
         ----------------
Agreement and the Certificate of Designation, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              AMERICAN TOWER SYSTEMS CORPORATION



                              By:     /s/ Joseph L. Winn
                                    ----------------------------
                                    Name:  Joseph L. Winn
                                    Title: Chief Financial Officer

                              CREDIT SUISSE FIRST BOSTON
                                CORPORATION



                              By:     /s/ Kristin M. Allen
                                    ----------------------------
                                    Name:  Kristin M. Allen
                                    Title: Managing Director

                              CONSECO LIFE INSURANCE COMPANY



                              By:   /s/ Eric Johnson
                                    -----------------------------
                                    Name:  Eric Johnson
                                    Title: Vice President


                              AMERICAN TRAVELLERS LIFE INSURANCE CO.



                              By:   /s/ Eric Johnson
                                    ---------------------------
                                    Name:  Eric Johnson
                                    Title: Vice President


                              GREAT AMERICAN RESERVE INSURANCE CO



                              By:   /s/ Eric Johnson
                                    ---------------------------
                                    Name:  Eric Johnson
                                    Title: Vice President